                                                                EXHIBIT 4.24




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                                WARRANT AGREEMENT


                          Dated as of November 26, 1997


                                     between


                                PLD TELEKOM INC.


                                       and


                              THE BANK OF NEW YORK,
                                as Warrant Agent




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

                                WARRANT AGREEMENT

                               TABLE OF CONTENTS*

                                                                                          PAGE

SECTION 1.      Appointment of Warrant Agent, etc..........................................  2

SECTION 2.      Issuance of Warrants.......................................................  2
     (a)        Initial Warrants...........................................................  2
     (b)        Additional Warrants........................................................  2
     (c)        Default Warrants...........................................................  3

SECTION 2A.     Reset of Exercise Price of Initial Warrants................................  3
     (a)        Series A Warrants..........................................................  3
     (b)        Series B Warrants..........................................................  3

SECTION 3.      Warrant Certificates.......................................................  4

SECTION 4.      Execution of Warrant Certificates..........................................  4

SECTION 5.      Restrictions on Transfer...................................................  5
     (a)        Transfers of Warrants......................................................  5
     (b)        Transfers of Common Shares.................................................  6

SECTION 6.      Registration and Countersignature..........................................  6

SECTION 7.      Transfer and Exchange......................................................  6
     (a)        Registration of Transfers and Exchanges....................................  6
     (b)        Special Transfer Provisions................................................  7

SECTION 8.      Terms of Warrants; Exercise of Warrants....................................  8

SECTION 9.      Reports.................................................................... 10

SECTION 10.     Payment of Taxes........................................................... 11

SECTION 11.     Mutilated or Missing Warrant Certificates.................................. 11

SECTION 12.     Reservation of Warrant Shares.............................................. 11

SECTION 13.     Obtaining Stock Exchange Listings.......................................... 12

SECTION 14.     Consolidation.............................................................. 12

SECTION 15.           Adjustment of Exercise Price......................................... 13

SECTION 16.           [INTENTIONALLY NOT USED]  ........................................... 21

SECTION 17.           Fractional Interests................................................. 21

SECTION 18.           Notices to Warrant Holders........................................... 22

SECTION 19.           Warrant Agent........................................................ 23

SECTION 20.           Merger, Consolidation or Change of Name of Warrant Agent............. 25

SECTION 21.           Change of Warrant Agent.............................................. 26

SECTION 22.           Notices to the Company and Warrant Agent............................. 26

SECTION 23.           Supplements and Amendments........................................... 27

SECTION 24.           Successors........................................................... 27

SECTION 25.           Termination.......................................................... 27

SECTION 26.           Governing Law; Jurisdiction.......................................... 28

SECTION 27.           Benefits of This Agreement........................................... 28

SECTION 28.           Counterparts......................................................... 28

SECTION 29.           Further Assurances................................................... 29


EXHIBIT A-1                  Form of Series A Warrant Certificate
EXHIBIT A-2                  Form of Series B Warrant Certificate
EXHIBIT A-3                  Form of Default Warrant Certificates
EXHIBIT B                    Form of Warrant Shares Legend



----------
* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

        WARRANT AGREEMENT ("this Agreement") dated as of November 26, 1997 between PLD Telekom Inc., (the "Company"), and The Bank of New York, a New York banking corporation, as Warrant Agent (the "Warrant Agent").

                                R E C I T A L S:

        A. The Company has entered into a Revolving Credit Note and Warrant Agreement, dated as of the date hereof (the "Revolving Credit Agreement"), with The Travelers Insurance Company and The Travelers Indemnity Company (collectively, the "Lenders") providing, among other things, for (i) the commitment of the Lenders to make Series A Revolving Credit Loans from time to time to the Company in an aggregate principal amount not exceeding $12,400,000 (the "Series A Revolving Credit Loans") and Series B Revolving Credit Loans from time to time to the Company in an aggregate principal amount not exceeding $3,100,000 (the "Series B Revolving Credit Loans" and, together with the Series A Revolving Credit Loans, the "Revolving Credit Loans"), (ii) the issuance and delivery by the Company to the Lenders of the Company's 12% Series A Revolving Credit Notes due December 31, 1998 in the aggregate principal amount of $12,400,000 to evidence the obligation of the Company to repay Series A Revolving Credit Loans from time to time outstanding in accordance therewith (such notes, including all notes issued in substitution or exchange therefor pursuant to the Revolving Credit Agreement, being referred to herein as the "Series A Notes") and its 12% Series B Revolving Credit Notes due September 30, 1998 in the aggregate principal amount of $3,100,000 to evidence the obligation of the Company to repay Series B Revolving Credit Loans from time to time outstanding in accordance therewith (such notes, including all notes issued in substitution or exchange therefor pursuant to the Revolving Credit Agreement, being referred to herein as the "Series B Notes " and, together with the Series A Notes, the "Notes"), and (iii) the issuance by the Company to the Lenders of the Company's (x) warrants (the "Series A Warrants") to purchase up to an aggregate of 315,000 shares of common stock, par value $0.01 per share of the Company (the "Common Shares") and (y) warrants (the "Series B Warrants" and, together with the Series A Warrants, the "Initial Warrants") to purchase up to an aggregate of 108,000 Common Shares. Each Initial Warrant entitles the holder thereof, upon exercise, to purchase one (1) fully-paid and nonassessable Common Share at an initial exercise price per share of $8.625 and with an expiration date of December 31, 2008. The Notes will be entitled to the benefit of the terms of, and the collateral held by The Bank of New York, as trustee (together with its successors as trustee, the "Trustee"), pursuant to the terms of, a Trust Agreement, dated as of the date hereof (the "Trust Agreement"), by and between the Company and the Trustee.

        B. Pursuant to the Revolving Credit Agreement, (i) the Company has agreed to deposit in escrow with the Trustee the Company's warrants (the "Additional Warrants") to purchase up to an aggregate of 182,000 Common Shares of which (x) up to 150,000 Additional Warrants are issuable to holders of Series A Notes and (y) up to 32,000 Additional Warrants are issuable to holders of Series B Notes, in each case with an initial exercise price of $8.625, and with an expiration date of December 31, 2008, and (ii) the Additional Warrants are required to be released from escrow and delivered to holders of Notes to the extent, in the manner and under the circumstances provided in Section 5 of the Trust Agreement.

        C. Pursuant to the Revolving Credit Agreement, the Company has also agreed to issue and deliver to the holders of the Series A Notes and the Series B Notes certain warrants of the Company ("Default Warrants", and, together with the Initial Warrants and the Additional Warrants, the "Warrants") to purchase certain numbers of Common Shares, at an exercise price of $.01 and with an expiration date on the date ten years from the date of issuance of such Default Warrants, to the extent and under the circumstances provided in Section 2(c) hereof (the initial exercise price for any Warrants, as reset pursuant to Section 2A hereof, is herein called, in respect of such Warrants, the "Exercise Price" therefor).

        D. The Exercise Price for the Warrants is subject to resetting in certain circumstances as provided in Section 2A hereof, and such Exercise Price and the number of Common Shares issuable upon exercise of the Warrants are both subject to adjustment under certain circumstances as provided in Section 15 hereof. The Common Shares issuable upon exercise of the Warrants are referred to herein as "Warrant Shares".

        E. The Warrants shall bear the legend (the "Warrant Legend") set forth on the appropriate form of Warrant Certificate annexed hereto, subject, however, to the terms of this Agreement. Unless registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, the Warrant Shares shall bear the legend set forth in Exhibit B attached hereto (the "Warrant Shares Legend").

        F. The Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates and other matters as provided herein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

        SECTION 1. Appointment of Warrant Agent, etc. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment. Concurrently with the execution and delivery hereof, the Company has furnished to the Warrant Agent true and correct copies of the Revolving Credit Agreement and the Trust Agreement.

        SECTION 2.  Issuance of Warrants.

        (a) Initial Warrants. The Initial Warrants shall be originally issued in connection with the issuance of the Notes and shall be separately transferable from the Notes immediately upon issuance.

        (b) Additional Warrants. Concurrently with the execution and delivery hereof, the Company has deposited the Additional Warrants, registered in the name of the Trustee, with the Trustee for possible future delivery to holders of Notes as herein and in the Trust Agreement and the Revolving Credit Agreement provided. As promptly as practicable following each delivery of Warrant Certificates to the Warrant Agent by the Trustee in accordance with Section 5(d) of the Trust Agreement, accompanied by a written statement setting forth the names of the holders of Notes in which such Additional Warrant Certificates are to be registered pursuant to Section 5 of the Trust Agreement and their respective addresses and directing the Warrant Agent to register the transfer of such Warrant Certificates to such holders, the Warrant Agent will, without further act on the part of the Company, the Trustee or any such holder and notwithstanding any provision of this Warrant Agreement to the contrary, effect such registration of transfer to such holders and issue new Additional Warrant Certificates of the same tenor to such holders in accordance with Section 7. Upon such issuance, such new Additional Warrant Certificates shall be delivered by reputable overnight courier by the Warrant Agent to the respective addresses specified for such holders in the written statement received from the Trustee requesting such registration of transfer.

        (c) Default Warrants. If the Series B Notes (including all accrued and unpaid interest and fees thereon) are not paid in full on or prior to September 30, 1998, then commencing on September 30, 1998 and on the last day of each calendar month thereafter until such time as the Series B Notes shall have been so paid in full, the Company will deliver to the holders of the Series B Notes Default Warrants for 32,000 Common Shares. If the Series A Notes (including all accrued and unpaid interest and fees thereon) are not paid in full on or prior to December 31, 1998, then commencing on December 31, 1998 and on the last day of each calendar month thereafter until such time as the Series A Notes shall have been so paid in full, the Company will deliver to the holders of the Series A Notes Default Warrants for 70,000 Common Shares.

        SECTION 2A.          Reset of Exercise Price of Initial Warrants.

        (a) Series A Warrants. If the Series A Notes are not repaid in full by December 31, 1998, or upon the earlier occurrence of an Event of Default (as defined in the Revolving Credit Agreement) either (i) described in clause (a) or clause (b) of Section 11 of the Revolving Credit Agreement or (ii) described in clause (c) of Section 11 of the Revolving Credit Agreement and resulting from a default by the Company under Section 9.8, 9.9, 9.10 or 10.1 of the Revolving Credit Agreement, the Exercise Price of the Series A Warrants will be reset to become $.01.

        (b) Series B Warrants. If the Series B Notes are not repaid in full by September 30, 1998, or upon the earlier occurrence of an Event of Default (as defined in the Revolving Credit Agreement) either (i) described in clause (a) or clause (b) of Section 11 of the Revolving Credit Agreement or (ii) described in clause (c) of Section 11 of the Revolving Credit Agreement and resulting from a default by the Company under Section 9.8, 9.9, 9.10 or 10.1 of the Revolving Credit Agreement, the Exercise Price of the Series B Warrants will be reset to become $.01.

        (c) Additional Warrants. If the Exercise Price of Series A Warrants shall at any time be required to be reset in accordance with clause (a) of this Section, the Exercise Price of all Additional Warrants then or theretofore delivered to holders of Series A Notes pursuant to the Trust Agreement shall be concurrently reset, and the Exercise Price of all Additional Warrants which shall thereafter be required to be delivered to holders of Series A Notes pursuant thereto shall be reset simultaneously with such delivery, to become, in each case, $.01. If the Exercise Price of Series B Warrants shall at any time be required to be reset in accordance with clause (b) of this Section, the Exercise Price of all Additional Warrants then or theretofore delivered to holders of Series B Notes pursuant to the Trust Agreement shall be concurrently reset, and the Exercise Price of all Additional Warrants which shall thereafter be required to be delivered to holders of Series B Notes pursuant thereto shall be reset simultaneously with such delivery, to become, in each case, $.01.

        SECTION 3.  Warrant Certificates.

        (a) The certificates evidencing the Series A Warrants (the "Series A Warrant Certificates") shall be substantially in the form annexed hereto as Exhibit A-1.

        (b) The certificates evidencing the Series B Warrants (the "Series B Warrant Certificates") shall be substantially in the form annexed hereto as Exhibit A-2.

        (c) The certificates representing the Additional Warrants (the "Additional Warrant Certificates") shall be substantially in the form annexed hereto as Exhibit A-1 (in the case of Warrant Certificates issued to the holders of Series A Notes) or Exhibit A-2 (in the case of Warrant Certificates issued to the holders of Series B Notes).

        (d) The certificates representing the Default Warrants (the "Default Warrant Certificates", and, together with the Series A Warrant Certificates, Series B Warrant Certificates and Additional Warrant Certificates, the "Warrant Certificates") shall be substantially in the form annexed hereto as Exhibit A-3.

        SECTION 4. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by any two of the following officers: its Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, any Vice President, Secretary or an Assistant Secretary, under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President or any Vice President and Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, any Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

        In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

        Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

        In the event that there is a reset of the Exercise Price of the Series A Warrants or the Series B Warrants or the Additional Warrants pursuant to Section 2A hereof, the Company may instruct the Warrant Agent to issue new Series A Warrant Certificates or Series B Warrant Certificates or Additional Warrant Certificates, as the case may be, with the new Exercise Price in replacement of the applicable Warrant Certificates issued prior to the date of any such resetting.

        SECTION 5.  Restrictions on Transfer.

        (a) Transfers of Warrants. Notwithstanding the provisions of Section 7 hereof, the registered holder of a Warrant Certificate containing a Warrant Legend may surrender such Warrant Certificate accompanied by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney to the Warrant Agent, at its address specified in Section 22 hereof (the "Warrant Agent Office") for the exchange of such Warrant Certificate containing a Warrant Legend, in whole or in part, for a new Warrant Certificate or Certificates. In connection with the foregoing, each Warrant Certificate will bear a legend in substantially the following form:

        THE WARRANTS REPRESENTED HEREBY AND THE COMMON SHARES (THE "COMMON SHARES") FOR WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO WARRANT HOLDER SHALL BE ENTITLED TO EXERCISE SUCH HOLDER'S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF EXERCISE, (I) A REGISTRATION STATEMENT UNDER THE ACT COVERING THE OFFER AND SALE OF THE

        COMMON SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC OR (II) THE OFFER AND SALE OF THE WARRANT SHARES TO THE WARRANT HOLDERS ARE EXEMPT FROM REGISTRATION UNDER THE ACT AND THE WARRANT HOLDER, IF SO REQUESTED BY THE COMPANY, HAS DELIVERED TO THE COMPANY AN OPINION OF COUNSEL TO SUCH EFFECT.

        (b) Transfers of Common Shares. Except as otherwise permitted under
Section 7(b), each certificate for Common Shares issued upon the exercise of any Warrant, and each certificate issued upon the direct or indirect transfer of any such Common Shares, shall be stamped or otherwise imprinted with a legend in substantially the following form:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW.

        SECTION 6. Registration and Countersignature. The Warrant Agent, on behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

        Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, a Senior Vice President or Secretary of the Company, initially countersign and deliver Initial Warrant Certificates and Additional Warrant Certificates entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in, as the case may be, Recital A or Recital B and shall countersign and deliver Warrant Certificates as otherwise provided in this Agreement. Such written instructions shall specify the amount of the Warrants to be countersigned and the date of countersignature.

        The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

        SECTION 7.  Transfer and Exchange.

        (a) Registration of Transfers and Exchanges. In accordance with this
Section 7, the Warrant Agent shall from time to time register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate of the same tenor shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Warrant Agent. Canceled Warrant Certificates shall thereafter be disposed of by the Warrant Agent in a manner consistent with the Warrant Agent's customary procedure and in accordance with applicable law.

        Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Warrant Agent at its office, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner consistent with the Warrant Agent's customary procedure and in accordance with applicable law.

        No service charge shall be made for any transfer or exchange of Warrant Certificates or any issuance of Warrant Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other governmental charge or tax that may be imposed in connection with any such transfer or exchange.

        The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 7 and Section 5, the new Warrant Certificates required pursuant to the provisions of this Section 7.

        (b) Special Transfer Provisions.

               (i) Transfers to QIBs. The Warrant Agent shall register the transfer of any Warrant being transferred if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Warrant stating, or has otherwise advised the Company and the Warrant Agent in writing, that it is purchasing the Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

               (ii) Transfers of Additional Warrants to Lenders. Notwithstanding any provision of this Section 7 to the contrary, the Warrant Agent will register the transfer to any Lender or any other institutional investor which is the holder of a Note of any Warrant evidenced by an Additional Warrant Certificate delivered to the Warrant Agent by the Trustee for the purpose as contemplated by
Section 5(d) of the Trust Agreement which Additional Warrant Certificate is accompanied by the written statement of the Trustee described in the second sentence of said Section 5(d).

               (iii) Warrant Legend. Upon the transfer, exchange or replacement of Warrant Certificates not bearing the Warrant Legend, the Warrant Agent shall deliver Warrant Certificates that do not bear the Warrant Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Warrant Legend, the Warrant Agent shall deliver only Warrant Certificates that bear the Warrant Legend unless there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

               (iv) General. The provisions hereof shall be qualified in their entirety by any applicable securities laws of the United States and any other applicable jurisdiction and by the procedures of any applicable clearing agency, in each case as in effect from time to time, and all such laws and clearing procedures shall be deemed to be incorporated herein by reference. By its acceptance of any Warrant Certificate bearing the Warrant Legend, each holder of such a Warrant Certificate shall be deemed to acknowledge the restrictions on transfer of such Warrant Certificate set forth in this Warrant Agreement and in the Warrant Legend and agrees that it will transfer such Warrant Certificate only as provided in this Warrant Agreement. The Warrant Agent shall not register a transfer of any Warrant Certificate unless such transfer complies with the restrictions on transfer of such Warrant Certificate set forth in this Warrant Agreement. In connection with any transfer of Warrant Certificates, each Warrant holder agrees by its acceptance of the Warrant Certificates to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

        SECTION 8. Terms of Warrants; Exercise of Warrants. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised at any time from the date of original issuance thereof and on or prior to the close of business on (i) in the case of the Series A Warrants, the Series B Warrants and the Additional Warrants, December 31, 2008, and (ii) in the case of Default Warrants, if any, a date ten years following the issue date thereof (in each case, the "Expiration Date") to exercise each Warrant and receive from the Company the number of fully-paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant; provided that no Warrant holder shall be entitled to exercise such holder's Warrants at any time unless, at the time of exercise, (A) a registration statement under the Securities Act covering the offer and sale of the Warrant Shares has been filed with, and declared effective by, the Securities and Exchange Commission (the "SEC"), and no stop order suspending the effectiveness of such registration statement has been issued by the SEC or (B) the offer and sale of the Warrant Shares to the Warrant holder are exempt from registration under the Securities Act and the holder of the Warrants, if so requested by the Company, has delivered to the Company an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent to such effect. Each Warrant, when exercised, will entitle the holder thereof to purchase one
(1) fully-paid and nonassessable Common Share at the Exercise Price then in effect for such Warrant. The Exercise Price and the number of shares are both subject to adjustment under certain circumstances as provided in Section 2A and
Section 15. Each Warrant not exercised prior to the applicable Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

        A Warrant may be exercised at any time on or after the date of original issuance thereof upon surrender to the Company at the principal office of the Warrant Agent of the Warrant Certificate or Certificates to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be guaranteed by an "eligible guarantor" as defined in the regulations promulgated under the Exchange Act, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price, as adjusted as herein provided, for each Warrant then exercised. Upon exercise of any Warrants by a holder of any Note, such holder may, at its option, surrender such Note to the Company, together with written instructions from such holder to apply all or any part of the unpaid principal amount of such Note or Notes plus accrued and unpaid interest on the amount so applied through the date of such application against the cash payment required upon such exercise, in which case the Company will accept such specified principal amount plus accrued and unpaid interest thereon through the date of such application in satisfaction of a like amount of such payment. Upon any partial application of the unpaid principal of a Note plus accrued and unpaid interest thereon, the Company, at its expense, shall forthwith issue and deliver to or upon the order of the holder thereof a new Note or Notes in principal amount equal to the unpaid principal amount of such surrendered Note which has not been applied against such payment, such new Note or Notes to be dated and to bear interest on such unpaid principal amount from the date to which such interest has been paid on such surrendered Note.

        Subject to the provisions of Section 9 hereof, upon such surrender of Warrants and payment of the Exercise Price therefor, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants together with any cash which may be payable as provided in Section 17 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in Section 14 hereof, or a tender offer or an exchange offer for Common Shares of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two Business Days thereafter, issue and cause to be delivered to the registered holder thereof or any person so designated to be named therein the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with any cash which may be payable as provided in Section 17 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the aggregate Exercise Price therefor.

        The Warrants shall be exercisable at any time on or after the date of original issuance thereof at the election of the holders thereof, either in full or from time to time in part (in whole shares) and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section and of Section 4 hereof, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

        All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Company in accordance with applicable law. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

        The Warrant Agent shall keep copies of this Agreement and the Trust Agreement and any notices given or received hereunder available for inspection by the Warrant holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such number of copies of this Agreement as the Warrant Agent may request.

        SECTION 9. Reports. So long as any of the Warrants remain outstanding, the Company shall cause copies of all quarterly and annual financial reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports") to be filed with the Warrant Agent and mailed to the holders of Warrants, in each case, within 15 days after filing with the SEC. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall nevertheless continue to cause reports, comparable to those that it would be required to file pursuant to Section 13 or 15(d) of the Exchange Act if it were then subject to the requirements of either such Section, to be so filed with the SEC for public availability (unless the SEC will not accept such a filing) and with the Warrant Agent and mailed to the holders of Warrants, in each case, within the same time periods as would have applied (including under the preceding sentence) had the Company then been subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company shall make available to investors and prospective investors of the Warrants information that satisfies the requirements of Rule 144A(d)(4) under the Securities Act.

        SECTION 10. Payment of Taxes. No service charge shall be made to any holder of a Warrant for any exercise, exchange or registration of transfer of Warrant Certificates, and the Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        SECTION 11. Mutilated or Missing Warrant Certificates. If any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity and security therefor, if requested, also satisfactory to them; provided that, (i) a written statement signed on behalf of the Trustee, or on behalf of a Lender or another institutional investor which is the registered holder of a Warrant, to the effect that a Warrant Certificate has been lost, stolen, destroyed or mutilated shall in any event constitute sufficient evidence thereof and (ii) in the case of any Warrant Certificate held by the Trustee or by any Lender or other institutional investor with a minimum net worth of at least $50,000,000, an unsecured indemnity agreement of the Trustee or such Lender or other institutional investor shall constitute sufficient indemnity and security. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and (in the case of applicants other than the Trustee, any Lender or any other institutional investor which is the registered holder of a Warrant) pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

        SECTION 12. Reservation of Warrant Shares. In respect of the Initial Warrants and the Additional Warrants, the Company will at all times reserve and keep available, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof, out of the aggregate of its authorized but unissued Common Shares, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of the Initial Warrants and the Additional Warrants, the maximum number of Common Shares which may then be deliverable upon the exercise of all outstanding Initial Warrants and Additional Warrants. In respect of Default Warrants, the Company will initially reserve 1,000,000 Common Shares, and agrees to authorize additional Common Shares as needed in order to satisfy its obligations as set forth in Section 2(c) hereof.

        The Company will keep a copy of this Agreement on file with the transfer agent for the Common Shares (the "Transfer Agent") and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the Company or from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available to the Warrant Agent any cash which may be payable as provided in Section 17 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each holder pursuant to Section 18 hereof.

        Before taking any action which would cause an adjustment pursuant to
Section 15 hereof to reduce the applicable Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take all corporate action necessary, in the opinion of its counsel (which may be counsel employed by the Company), in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the applicable Exercise Price as so adjusted.

        The Company covenants that all Warrant Shares will be, upon payment of the Exercise Price therefor and issuance thereof, duly and validly issued, fully-paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

        SECTION 13. Obtaining Stock Exchange Listings. The Company shall from time to time take all action necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and interdealer quotation systems and markets, if any, on which any Common Shares are then listed or quoted.

        SECTION 14. Consolidation. In the event the Company consolidates with, merges with or into, or sells all or substantially all of its property and assets to another Person, each Warrant thereafter shall entitle the holder thereof to receive upon exercise thereof the number of shares of capital stock or other securities or property which the holder of a Common Share is entitled to receive upon completion of such consolidation, merger or sale of assets. If the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person and, in connection therewith, consideration to the holders of Common Shares in exchange for their shares is payable solely in cash, or in the event of the dissolution, liquidation or winding-up of the Company, then the holders of the Warrants will be entitled to receive distributions on an equal basis with the holders of Common Shares or other securities issuable upon exercise of the warrants, as if the Warrants had been exercised immediately prior to such event, less the applicable Exercise Price. Upon receipt of the full amount of such payment, if any, by the holders of any Warrants, such Warrants will expire and the rights of the holders thereof will cease.

        In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person, and in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with the Warrant Agent the funds or other consideration, if any, necessary to pay the holders of the Warrants. After such funds and the surrendered Warrant Certificate are received, the Warrant Agent shall make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, shall transfer such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the holders surrendering such Warrants.

        SECTION 15.  Adjustment of Exercise Price.

        (a) In case the Company shall make a dividend or other distribution on the Common Shares exclusively in Common Shares (other than a distribution referred to in paragraph (c) of this Section), the Exercise Price applicable to any particular Warrant and in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Shares outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In case the Company shall make a dividend or other distribution on the Common Shares in shares of its capital stock other than Common Shares, and such dividend or distribution would not otherwise require reduction of the Exercise Price applicable to any particular Warrant pursuant to paragraph (d), then such Exercise Price and the number and kind of shares of capital stock of the Company issuable upon the exercise of such Warrant (as in effect immediately prior to such dividend or distribution) shall be proportionately adjusted so that the holder of any such Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company that such holder would have owned immediately following such dividend or distribution if such Warrant had been exercised immediately prior thereto. For the purpose of this paragraph (a), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common

Shares. The Company shall not pay any dividend or make any distribution on Common Shares held in the treasury of the Company.

        (b) Subject to the last sentence of paragraph (g) of this Section, in case the Company shall make a dividend or other distribution on the Common Shares consisting exclusively of, or shall otherwise issue to all holders of the Common Shares, rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares at a price per share (determined on an as-converted or as-exercised basis if the rights, options or warrants pertain to securities convertible into or exchangeable for Common Shares) less than the Current Market Price (determined as provided in paragraph (h) of this Section) on the date fixed for the determination of shareholders entitled to receive such rights, options or warrants, the Exercise Price applicable to any particular Warrant and in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Exercise Price by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares which the aggregate of the offering price (including the minimum consideration payable upon exercise or exchange of securities convertible into or exchangeable for Common Shares) of the total number of Common Shares so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus the number of Common Shares so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (b), the number of Common Shares at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Common Shares. The Company shall not issue any rights, options or warrants in respect of Common Shares held in the treasury of the Company.

        (c) In case outstanding Common Shares shall be subdivided into a greater number of Common Shares, the Exercise Price applicable to any particular Warrant and in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding Common Shares shall be combined into a smaller number of Common Shares, the Exercise Price applicable to any particular Warrant and in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

        (d) (i) Subject to the last sentence of this paragraph (d)(i) and the last sentence of paragraph (g) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of the Common Shares evidences of its indebtedness, shares of any class of its capital stock, cash or other assets (including securities, but excluding any rights, options or warrants referred to in paragraph (b) of this Section, excluding any dividend or distribution paid exclusively in cash out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with GAAP (other than any Extraordinary Cash Dividend (as hereinafter defined)) and excluding any dividend or distribution referred to in paragraph (a) or (c) of this Section), the Exercise Price applicable to any particular Warrant shall be reduced by multiplying such Exercise Price as in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (h) of this Section) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on such date of the portion of the evidences of indebtedness, shares of capital stock, cash and other assets to be distributed applicable to one Common Share and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (d)(i) by reference to the actual or when- issued trading market for any securities comprising part or all of such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price pursuant to paragraph (h) of this Section, to the extent possible. For purposes of this paragraph (d)(i), an "Extraordinary Cash Dividend" shall be that portion, if any, of the aggregate amount of all cash dividends paid in any fiscal year which exceed $25,000,000. For purposes of this paragraph (d), any dividend or distribution that includes Common Shares, rights, options or warrants to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares shall be deemed to be (x) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such Common Shares, such rights, options or warrants or such convertible or exchangeable securities (making any Exercise Price reduction required by this paragraph (d)(i)) immediately followed by (y) in the case of such Common Shares or such rights, options or warrants, a dividend or distribution thereof (making any further Exercise Price reduction required by paragraph (a) and (b) of this Section, except any Common Shares included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section), or (z) in the case of such convertible or exchangeable securities, a dividend or distribution of the number of Common Shares as would then be issuable upon the exercise or exchange thereof, whether or not the exercise or exchange of such securities is subject to any conditions (making any further Exercise Price reduction required by paragraph (a) of this Section, except the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section).

               (ii) In case the Company shall issue Common Shares for a consideration per share less than the Current Market Price (determined as provided in paragraph (h) of this Section), the Exercise Price applicable to any particular Warrant shall be reduced by multiplying such Exercise Price in effect immediately prior to the close of business on the date on which the Company fixes the offering price of such additional shares by a fraction of which the numerator shall be the number of Common Shares outstanding at the close of business on the date fixed for such determination plus a fraction equal to the aggregate consideration received by the Company from the issuance of such additional Common Shares over the Current Market Price on the date on which the Company fixes the offering price of such additional shares (determined as provided in paragraph (h) of this Section), and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such issuance. The reduction in such Exercise Price provided for in the preceding sentence shall not apply to (A) securities issued in transactions described in paragraphs
(a), (b), (c), (d)(i), (d)(iii) or (f) of this Section or pursuant to the exercise or exchange of any such securities (to the extent applicable); (B) the exercise or exchange of securities (including options) convertible or exchangeable for Common Shares outstanding on the date of this Warrant Agreement, or issuable pursuant to binding agreements in effect on the date of this Warrant Agreement; (C) Common Shares issued and issuable upon the exercise of options issued to the Company's directors, officers and employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Shares when required by law or otherwise where such issuances have been approved by the Board of Directors (but only to the extent that the aggregate number of shares excluded hereby and issued after the date of this Warrant Agreement shall not exceed 1% of the Common Shares outstanding at the time of issuance of the Notes); (D) Common Shares issued to shareholders of any person that merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger; (E) Common Shares issued in a bona fide underwritten public offering; (F) Common Shares issued in a bona fide private placement through a placement agent that is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the Current Market Price (determined as provided in paragraph (h) of this Section) attributable to restrictions on transferability of the Common Shares, as determined in good faith by the Board of Directors and described in a resolution thereof which shall be filed with the Warrant Agent, shall exceed 20%), or issuable pursuant to a binding agreement in effect on the date of this Warrant Agreement; or (G) Common Shares issued as a dividend on any securities outstanding on the date of this Warrant Agreement required to be made pursuant to the certificate of designation pertaining to such securities in effect at the time such securities were issued.

               (iii) In case the Company shall issue any securities convertible into or exchangeable for Common Shares for a consideration per Common Share (including the minimum consideration per share payable upon exercise or exchange of any securities convertible into or exchangeable for Common Shares) of Common Shares initially deliverable upon exercise or exchange of such securities less than the Current Market Price (determined as provided in paragraph (h) of this Section), the Exercise Price applicable in respect of any particular Warrant shall be reduced by multiplying such Exercise Price as in effect immediately prior to the close of business on the date on which the Company fixes the offering price of such additional shares by a fraction of which the numerator shall be the number of Common Shares outstanding immediately prior to the issuance of such securities plus a fraction equal to the aggregate consideration received for the issuance of such securities (including the minimum consideration per share payable upon exercise or exchange of any securities convertible into or exchangeable for Common Shares) over the Current Market Price on the date on which the Company fixes the offering price of such additional shares (determined as provided in paragraph (h) of this Section) and the denominator of which shall be the number of shares outstanding immediately prior to the issuance of such securities plus the maximum number of shares deliverable upon exercise of or in exchange for such securities at the initial exercise or exchange rate. The reduction in the Exercise Price provided for in the preceding sentence shall not apply to (A) securities issued in transactions described in paragraphs (a), (b),
(d)(i) or (d)(ii) of this Section; (B) convertible securities issued to shareholders of any person that merges into the Company, or with a Subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger; (C) convertible securities issued in a bona fide underwritten public offering; (D) convertible securities issued in a bona fide private placement through a placement agent that is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the Current Market Price (determined as provided in paragraph
(h) of this Section) attributable to restrictions on transferability of Common Shares issuable upon exercise, as determined in good faith by the Board of Directors and described in a resolution thereof which shall be filed with the Warrant Agent, shall exceed 20% of the then Current Market Price, or issuable pursuant to a binding agreement in effect on the date of this Warrant Agreement; or (E) stock options issued to the Company's directors, officers or employees.

        (e) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of the Common Shares cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (d)(i) of this Section or in connection with a transaction to which Section 14 applies) in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of the Common Shares made exclusively in cash within the 12 months preceding the date fixed for the determination of shareholders entitled to such distribution and in respect of which no Exercise Price adjustment pursuant to paragraph (d)(i) or this paragraph (e) has been made previously and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) as of such date of determination of consideration payable in respect of any tender offer by the Company or a Subsidiary for all or any portion of the Common Shares, and any purchase by the Company of Common Shares in the open market, consummated within the 12 months preceding such date of determination and in respect of which no Exercise Price adjustment pursuant to paragraph (f) of this Section has been made previously, exceeds 12.5% of the product of the Current Market Price (determined as provided in paragraph (h) of this Section) on such date of determination times the number of Common Shares outstanding on such date, the Exercise Price applicable in respect of any particular Warrant shall be reduced by multiplying such Exercise Price as in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (h) of this Section) on such date less the amount of cash to be distributed at such time applicable to one Common Share and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date.

        (f) In case a tender or exchange offer made by the Company or any subsidiary for all or any portion of the Common Shares shall be consummated, or in case the Company shall purchase Common Shares in the open market, the Exercise Price applicable in respect of any particular Warrant shall be reduced by multiplying such Exercise Price as in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the product of (x) the Current Market Price (determined as provided in paragraph (h) of this Section) multiplied by (y) the number of Common Shares outstanding (including any tendered or exchanged shares) at the Expiration Time and the denominator shall be the sum of (A) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders upon consummation of such tender or exchange offer, or upon such purchase, and (B) the product of such Current Market Price times such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender or exchange offer, or so purchased (the "Purchased Shares"). For the purpose of this paragraph, "Expiration Time" means either the last time that tenders may be made pursuant to a tender offer or exchanges may be made pursuant to an exchange offer, or the time of an agreement to purchase shares in the open market, as the case may be. Any reduction in the Exercise Price pursuant to this paragraph shall be made immediately following the close of business on the last trading day used to compute Current Market Price; provided, that, such reduction shall be deemed to have become effective immediately prior to the opening of business on the day following the Expiration Time. To the extent that a Holder exercises Warrants prior to the conclusion of the period for which Current Market Price is to be calculated, any adjustment in the number of Common Shares issuable upon exercise of such Warrant shall inure to the benefit of the holder of record of such Warrant at the close of business on the first Trading Day following the Expiration Time.

        (g) The reclassification of Common Shares into securities which include securities other than Common Shares (other than any reclassification upon a consolidation or merger to which Section 14 applies) shall be deemed to involve
(i) a distribution of such securities other than Common Shares to all holders of Common Shares (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to such distribution" within the meaning of paragraph (d)(i) of this Section), and (ii) a subdivision or combination, as the case may be, of the number of Common Shares outstanding prior to such reclassification into the number of Common Shares outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (c) of this Section). Rights, options or warrants issued by the Company to all holders of the Common Shares entitling the holders thereof to subscribe for or purchase Common Shares (either initially or under certain circumstances), which rights, options or warrants (A) are deemed to be transferred with such Common Shares, (B) are not exercisable and (C) are also issued in respect of future issuances of Common Shares, in each case in clauses (A) through (C) until or upon the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 15 not be deemed issued until the occurrence of the earliest Trigger Event.

        (h) For the purpose of any computation under this paragraph and paragraphs (b), (d) and (e) of this Section, the current market price per share of Common Shares (the "Current Market Price") on any date shall be deemed to be the average of the daily Closing Prices for the 30 consecutive trading days commencing 45 trading days before the date in question. For the purpose of any computation under paragraph (f) of this Section, the Current Market Price on any date shall be deemed to be the average of the daily closing prices for the five consecutive trading days commencing on the first trading day immediately following the expiration time. Notwithstanding anything to the contrary contained in this paragraph, (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the applicable Exercise Price pursuant to paragraph (a), (b), (c), (d) or (e) above occurs on or after the 15th trading day prior to the date in question and prior to the "ex" date for the issuance or distribution requiring such computation, the closing price for each trading day prior to the "ex" date for such other event shall be adjusted by multiplying such closing price by the same fraction by which such Exercise Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the applicable Exercise Price pursuant to paragraph (a), (b), (c), (d), (e) or (f) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the date in question, the closing price for each trading day on and after the "ex" date for such other event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which such Exercise Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the closing price for each trading day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of paragraph
(d) or (e) of this Section, whose determination shall be conclusive and described in a resolution of the Board of Directors) of the evidences of indebtedness, shares of Capital Stock or assets being distributed applicable to one share of common stock of the Company, no par value ("Common Stock"), as of the close of business on the day before such "ex" date.

        (i) (i) If any event shall occur as to which the other provisions of this Section 15 are not strictly applicable but the failure to make any adjustment would have the effect of depriving holders of the benefit of all or a portion of the exercise rights in respect of any Warrant in accordance with the essential intent and principles of this Section 15, then, in each such case, the Company shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this

Section 15 necessary to preserve, without dilution, such exercise rights. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders and shall make the adjustments described therein. As used herein, an "Independent Financial Expert" is a firm (A) which does not, and whose directors, officers and employees or affiliates do not have a direct or indirect financial interest in the Company and (B) which, in the judgment of the Board of Directors, is otherwise independent and qualified to perform the task for which it is to be engaged.

        (ii) The Company will not, by amendment of its certificate of incorporation or bylaws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders thereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company (A) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully-paid and nonassessable Common Shares on the exercise of the Warrants from time to time outstanding and (B) will not take any action which results in any adjustment of the Exercise Price applicable in respect of any Warrant if the total number of Common Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of Common Shares then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise.

        (j) The Company may, but shall not be obligated to, make such reductions in the Exercise Price, in addition to those required by paragraphs (a), (b),
(c), (d), (e), (f) and (g) of this Section, as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

        (k) No adjustment in the Exercise Price applicable to any Warrant shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (k)) would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this paragraph (k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

        (l) In any case in which this Section 15 shall require that an adjustment in the applicable Exercise Price be made effective as of or immediately after a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Common Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Common Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of such Exercise Price prior to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 17 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

        (m) (i) No adjustment need be made for a transaction referred to in subsections (a), (b), (c), (e) or (f) of this Section 15 if all holders of Warrants are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Shares of the Company participate in the transaction.

            (ii) No adjustment need be made for (x) a transaction referred to in subsections (b), (d)(ii) or (d)(iii) of this Section 15 if the below market portion of such issuances, taken together with the below market portion of all other below market issuances and with the above market portion of all above market tender or exchange offers described in clause (y) of this paragraph made on and after the date of this Warrant Agreement, is less than 2.0% of the Total Market Capitalization of the Company (determined by reference to the sum of the percentages of Total Market Capitalization of the Company attributable to each such transaction on the date thereof) and (y) a transaction referred to in subsection (f) of this Section 15 if the above market portion of such tender or exchange offers, taken together with the above market portion of all other above market tender or exchange offers and with the below market portion of all below market issuances described in clause (x) of this paragraph made on or after the date of this Warrant Agreement, is less than 2.0% of the Total Market Capitalization of the Company (determined by reference to the sum of the percentages of Total Market Capitalization of the Company attributable to each such transaction on the date thereof). For purposes hereof, the "Total Market Capitalization" of any person means, as of any day of determination, the sum of
(A) the consolidated indebtedness of such person and its Subsidiaries on such day, plus (B) the product of (1) the aggregate number of outstanding primary shares of Common Stock of such person on such day (which shall not include any option or warrants on, or securities convertible or exchangeable into, shares of Common Stock of such person other than, in the case of the Company, any share of preferred stock of the Company, that, as of the day of determination, cannot, pursuant to the terms thereof as in effect on the date hereof, be required to be redeemed by the Company in cash), and (2) the average Closing Price of such Common Stock over the 20 consecutive Trading Days immediately preceding such day, plus (C) the liquidation value of any outstanding shares of preferred stock of such person on such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (b) of the preceding sentence shall be determined by the Company's Board of Directors in good faith and evidenced by a written opinion as to such value issued by an Independent Financial Expert.

            (iii) No adjustment need be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Shares.

        SECTION 16.  [INTENTIONALLY NOT USED]

        SECTION 17. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 17, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall notify the Warrant Agent in writing of the amount to be paid in lieu of the fraction of a Warrant Share and concurrently pay or provide to the Warrant Agent for payment to the Warrant holder an amount in cash equal to the product of (i) such fraction of a Warrant Share multiplied by (ii) the difference of the current market price of a Common Share on the trading day immediately preceding the date the Warrant is presented for exercise over the Exercise Price of such Warrant, computed to the nearest whole cent.

        SECTION 18.  Notices to Warrant Holders.

        (a) Whenever the Exercise Price applicable to any Warrant is adjusted as herein provided:

               (i) The Company shall compute such adjusted Exercise Price in accordance with Section 15 and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth such adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based,and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of exercise of Warrants pursuant to this Agreement; and

               (ii) a notice stating that such Exercise Price has been adjusted and setting forth such adjusted Exercise Price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be furnished by the Company to the Trustee and mailed by the Company at its expense to all registered holders at their last addresses as they shall appear in the Warrant register.

        (b) In case:

               (i) the Company shall declare a dividend (or any other distribution) on its Common Shares payable (A) otherwise than exclusively in cash or (B) exclusively in cash in an amount that would require an Exercise Price adjustment pursuant to paragraph (e) of Section 15; or

               (ii) the Company shall authorize the granting to the holders of its Common Shares of rights, options or warrants to subscribe for or purchase any shares of Capital Shares of any class or of any other rights (excluding shares of Capital Shares or options for Capital Shares issued pursuant to a benefit plan for employees, officers or directors of the Company); or

               (iii) of any reclassification of the Common Shares of the Company (other than a subdivision or combination of the outstanding shares of such Common Shares), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (v) the Company or any subsidiary shall commence a tender or exchange offer (other than an exchange offer contemplated by clause (iii) above) for all or a portion of the outstanding shares of Common Shares (or shall amend any such tender or exchange offer to change the maximum number of shares being sought or the amount or type of consideration being offered (including by exchange) therefor);

then the Company shall cause to be filed at each office or agency maintained pursuant to this Agreement, and shall cause to be mailed to all registered holders of Warrants at their last addresses as they shall appear in the Warrant register, at least 21 days (or 11 days in any case specified in clause (i), (ii) or (v) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of its Common Shares of record who will be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of its Common Shares of record shall be entitled to exchange their Common Shares, for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender or exchange offer (other than an exchange offer contemplated by clause (y) above) commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (b)(i) through (b)(v) of this Section 18.

        SECTION 19. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound.

        (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company. The Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it.

The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

        (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

        (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

        (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not be bound by any notice or demand, or any waiver, modification, termination or revision of this Agreement or any of the terms hereof, unless evidenced by a writing between the Company and the Warrant Agent.

        (e) The Company agrees to pay to the Warrant Agent such compensation from time to time as agreed between the Company and the Warrant Agent for all services rendered by the Warrant Agent hereunder and in connection with the execution of this Agreement, to reimburse the Warrant Agent for all expenses, taxes (including withholding taxes and the reasonable fees and expenses of its counsel and agents) and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution, delivery and performance of its responsibilities under this Agreement and to indemnify the Warrant Agent and its directors, officers and agents and save them harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent and its directors, officers and agents in the execution, delivery and performance of its responsibilities under this Agreement except as a result of its gross negligence or bad faith. The provisions of this
Section 19(e) shall survive termination of this Agreement and the resignation or removal of the Warrant Agent.

        (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

        (g) Except as required by law, the Warrant Agent, and any stockholder, director, officer or employee of the Warrant Agent, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

        (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own gross negligence or bad faith.

        (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of any Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully-paid and nonassessable, and makes no representation with respect thereto.

        SECTION 20. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of
Section 21 hereof. To the extent practicable, the Warrant Agent shall provide prior written notice to the Company of any such merger, consolidation, succession or similar change with respect to the Warrant Agent; provided, however, that the failure to deliver such notice will not affect the rights of any of the parties hereto. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

        In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

        SECTION 21. Change of Warrant Agent. If the Warrant Agent shall become incapable of acting as Warrant Agent or shall resign as provided below, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the registered holders of a majority of the then-outstanding Warrants, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

        The Warrant Agent may resign at any time and be discharged from the obligations hereby created by so notifying the Company in writing at least 30 days in advance of the proposed effective date of its resignation. If no successor Warrant Agent accepts the engagement hereunder by such time, the Company shall act as Warrant Agent.

        SECTION 22. Notices to the Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                      PLD Telekom Inc.
                      680 Fifth Avenue
                      24th Floor
                      New York, New York  10019
                      Attention:  Vice President, Administration

with a copy to:

                      Morgan, Lewis & Bockius LLP
                      101 Park Avenue
                      New York, New York  10178
                      Attention:  H. Franklin Bloomer, Jr., Esq.

        Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                      The Bank of New York
                      101 Barclay Street
                      New York, New York  10286
                      Attn:  Corporate Trust Department
                      Fax: (212) 815-5915

        Notice may also be given by facsimile transmission (effective when receipt is acknowledged) (effective at the time of delivery) or by overnight delivery service (effective the next business day).

        SECTION 23. Supplements and Amendments. The Company and the Warrant Agent may from time to time, supplement or amend this Agreement without the consent of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way materially adversely affect the interests of the holders of Warrant Certificates. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of holders shall require the written consent of registered holders of a majority of the then outstanding Warrants. The consent of each holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price applicable in respect of such Warrant would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than in accordance with Section 15 or 17 hereof). In executing any amendment or supplement, the Warrant Agent shall be entitled to receive an opinion of counsel to the effect that such amendment or supplement is authorized and permitted by this Agreement.

        SECTION 24. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind (without limiting Section 28 hereof) and inure to the benefit of their respective successors and assigns hereunder.

        SECTION 25. Termination. This Agreement shall terminate at 5:00 p.m., New York, New York time on December 31, 2008; provided, however, that if no Default Warrants have become issuable in accordance with the terms hereof, this Agreement shall terminate on the earlier of the date on which all Initial Warrants and Additional Warrants have been exercised and January 1, 2009; provided, further, that (a) if the Company shall become obligated to issue any Default Warrants pursuant to the Revolving Credit Agreement or Section 2(c) hereof, this Agreement shall not in any event terminate for so long as the Company shall remain so obligated, and (b) if the Company shall have issued any Default Warrants pursuant to the Revolving Credit Agreement or Section 2(c) hereof, this Agreement shall terminate on the earlier of (i) 5:00 p.m., New York, New York time, on the date which is the tenth anniversary of the latest date of issuance of any such Default Warrant and (ii) the date on which all Warrants have been exercised. The provisions of Section 19 hereof shall survive any such termination.

        SECTION 26. Governing Law; Jurisdiction. This Agreement and each Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of any United States or State Court located in the State of New York in any suit or proceeding based on or arising under this Agreement or the Warrant Certificates and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company hereby agrees that if it ceases to have an office located in the State of New York, it will promptly designate and appoint CT Corporation System, 1633 Broadway, New York, NY 10019 as an agent upon whom process may be served in any suit or proceeding based on or arising under this Agreement and notify the holders of the Warrants of such appointment. The Company further agrees that service of process upon the Company, or upon an agent appointed pursuant to the preceding sentence accompanied with written notice of said service to the Company, as the case may be, mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the Warrant Agent's or any Warrant holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

        SECTION 27. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

        SECTION 28. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        SECTION 29. Further Assurances. From time to time on and after the date hereof, the Company shall deliver or cause to be delivered to the Warrant Agent such further documents and instruments and shall do and cause to be done such further acts as the Warrant Agent shall reasonably request (it being understood that the Warrant Agent shall have no obligation to make such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected hereunder.

        IN WITNESS WHEREOF, the parties here to have caused this Agreement to be duly executed, as of the day and year first above written.

                                  PLD TELEKOM INC.

                                  By:  /s/ E. Clive Anderson

                                     ------------------------------------
                                     Name:  E. Clive Anderson
                                     Title:   Senior Vice President

                                  THE BANK OF NEW YORK

                                  By:  /s/ Ming J. Shiang
                                     ------------------------------------

                                     ------------------------------------
                                     Name:  Ming J. Shiang
                                     Title:   Assistant Vice President

                                                                     EXHIBIT A-1

                      FORM OF SERIES A WARRANT CERTIFICATE
                    EXERCISABLE ON OR AFTER NOVEMBER 26, 1997
                       AND ON OR BEFORE DECEMBER 31, 2008

No. WA-[ ]
Private Placement Number 69340T 2* 0

                          Series A Warrant Certificate
                                PLD TELEKOM INC.

               This Series A Warrant Certificate ("this Warrant Certificate") certifies that _______________, or registered assigns, is the registered holder of _______ warrants expiring December 31, 2008 (the "Warrants") to purchase Common Shares (the "Common Shares"), of PLD Telekom Inc., a Delaware corporation ("the Company"). Each Warrant entitles the holder upon exercise to receive from the Company, at any time on or after 9:00 a.m., New York, New York time on November 26, 1997 and on or prior to the close of business on December 31, 2008 (the "Expiration Date"), one (1) fully paid and nonassessable Common Share (each a "Warrant Share") at the initial exercise price (the "Exercise Price") of $8.625 per share payable either in the form of cash or certified check, official bank check or bank cashier's check payable to the order of the Company or as otherwise provided in the Warrant Agreement referred to herein, upon surrender of this Warrant Certificate and payment of the aggregate Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price is subject to being reset, and the Exercise Price and, in some cases, the number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment, upon the occurrence of certain events set forth in the Warrant Agreement. All capitalized terms not defined herein shall have the meaning assigned to such terms in the Warrant Agreement.

               No Warrant may be exercised after 5:00 pm., New York, New York time on the Expiration Date and to the extent not exercised by such time such Warrants shall become void.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth following the signature page hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

               This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

               IN WITNESS WHEREOF, PLD Telekom Inc. has caused this Warrant Certificate to be signed by its Chief Executive Officer and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:  November __, 1997
                           PLD TELEKOM INC.



                           By:____________________________
                               Chief Executive Officer



                           By:_____________________________
                               Secretary
                                      (seal)


Countersigned:
The Bank of New York as Warrant Agent

By:___________________________________
    Authorized Signatory

        THE WARRANTS REPRESENTED HEREBY AND, AS OF THE DATE THIS WARRANT CERTIFICATE WAS ORIGINALLY ISSUED, THE COMMON SHARES PURCHASABLE UPON THEIR EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND
        (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

        THE COMMON SHARES (THE "COMMON SHARES") FOR WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO WARRANT HOLDER SHALL BE ENTITLED TO EXERCISE SUCH HOLDER'S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF EXERCISE, (I) A REGISTRATION STATEMENT UNDER THE ACT COVERING THE OFFER AND SALE OF THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC OR (II) THE OFFER AND SALE OF THE WARRANT SHARES TO THE WARRANT HOLDERS ARE EXEMPT FROM REGISTRATION UNDER THE ACT AND THE WARRANT HOLDER, IF SO REQUESTED BY THE COMPANY, HAS DELIVERED TO THE COMPANY AN OPINION OF COUNSEL TO SUCH EFFECT.

        TRANSFERS OF THE WARRANTS REPRESENTED HEREBY SHALL BE MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT.

               By accepting a Warrant Certificate bearing the legend above, each holder shall be bound by all of the terms and provisions of the Warrant Agreement (a copy of which is available on request to the Company or the Warrant Agent) as fully and effectively as if such holder had signed the same.

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the Expiration Date, entitling the holder upon exercise to receive Common Shares of the Company (the "Common Shares"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of November 26, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company to The Bank of New York, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

               Warrants may be exercised at any time on or after 9:00 a.m., New York, New York time on November 26, 1997 and on or prior to the close of business on the Expiration Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price in the form of cash or certified or official bank check or official bank cashier's check payable to the order of the Company or as otherwise provided in the Warrant Agreement, at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or such holder's assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be reset or otherwise adjusted. If the Exercise Price is adjusted, the Warrant Agreement generally provides that the number of Common Shares issuable upon the exercise of each Warrant shall be adjusted. No fractions of a Common Share will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

               The Holder of this Warrant Certificate is entitled to the registration rights as provided in the Registration Rights Agreement, dated as of November 26, 1997, among the Company, certain institutional investors identified therein and the Warrant Agent, relating to registration of the Warrants evidenced hereby and the Common Shares issuable upon exercise of the Warrants.

               Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agree-ment, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                          Form of Election to Purchase
                    (To Be Executed Upon Exercise Of Warrant)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ Common Shares and herewith tenders payment for such shares to the order of PLD Telekom Inc. in the amount of $____ in accordance with the terms hereof.

               The undersigned requests that a certificate for such shares be registered in the name of _____________________, whose address is ______________________ and that such shares be delivered to ________________
whose address is ___________.

               If said number of shares is less than all of the Common Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _________________, whose address is ______________, and that such Warrant
Certificate be delivered to _______________, whose address is
___________________.

Date: ____________

        Your Signature:___________________
        (Sign exactly as your name appears on the face of this Warrant):

                                    FORM OF TRANSFER NOTICE

               FOR VALUE RECEIVED the undersigned registered holder hereby sells, assigns and transfers unto

        Name:_______________________________________________
        Taxpayer Identification No.:________________________
        Address:____________________________________________

the within Warrant Certificate and all rights thereunder, hereby irrevocably constituting and appointing _______________________________________ attorney to transfer the Warrants evidenced by said Warrant Certificate (the "Warrants") on the books of the Company with full power of substitution in the premises.

               In connection with any transfer of the Warrants occurring prior to the date which is the earlier of (i) the date of an effective Registration or
(ii) two years after the later of the original issuance of the Warrants or the last date on which the Warrants were held by an affiliate of the Company, the undersigned confirms, that without utilizing any general solicitation or general advertising:

                                    Check One

(a) [ ] the Warrants are being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

(b) [ ] the Warrants are being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 7(b) of the Warrant Agreement shall have been satisfied.

Date:___________________                  ______________________________________
                                          NOTICE: The signature to
                                          this assignment must correspond with
                                          the name as written upon the face of
                                          the within-mentioned instrument in
                                          every particular, without alteration
                                          or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

               The undersigned represents and warrants that it is purchasing this Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________                ________________________________________
                                        (To be executed by an executive officer)

                                                                     EXHIBIT A-2

                      FORM OF SERIES B WARRANT CERTIFICATE

                    EXERCISABLE ON OR AFTER NOVEMBER 26, 1997
                       AND ON OR BEFORE DECEMBER 31, 2008

No. WB-[ ]
Private Placement Number 69340T 3* 9

                          Series B Warrant Certificate
                                PLD TELEKOM INC.

               This Series B Warrant Certificate ("this Warrant Certificate") certifies that _______________, or registered assigns, is the registered holder of _______ warrants expiring December 31, 2008 (the "Warrants") to purchase Common Shares (the "Common Shares"), of PLD Telekom Inc., a Delaware corporation ("the Company"). Each Warrant entitles the holder upon exercise to receive from the Company, at any time on or after 9:00 a.m., New York, New York time on November 26, 1997 and on or prior to the close of business on December 31, 2008 (the "Expiration Date"), one (1) fully paid and nonassessable Common Share (each a "Warrant Share") at the initial exercise price (the "Exercise Price") of $8.625 per share payable either in the form of cash or certified check, official bank check or bank cashier's check payable to the order of the Company or as otherwise provided in the Warrant Agreement referred to herein, upon surrender of this Warrant Certificate and payment of the aggregate Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price is subject to being reset, and the Exercise Price and, in some cases, the number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment, upon the occurrence of certain events set forth in the Warrant Agreement. All capitalized terms not defined herein shall have the meaning assigned to such terms in the Warrant Agreement.

               No Warrant may be exercised after 5:00 pm., New York, New York time on the Expiration Date and to the extent not exercised by such time such Warrants shall become void.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth after the signature page hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

               This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

               IN WITNESS WHEREOF, PLD Telekom Inc. has caused this Warrant Certificate to be signed by its Chief Executive Officer and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:  November __, 1997

                                           PLD TELEKOM INC.



                                           By:____________________________
                                              Chief Executive Officer



                                           By:_____________________________
                                              Secretary
                                                         (seal)


Countersigned:
The Bank of New York as Warrant Agent

By:___________________________________
    Authorized Signatory

               THE WARRANTS REPRESENTED HEREBY AND, AS OF THE DATE THIS WARRANT CERTIFICATE WAS ORIGINALLY ISSUED, THE COMMON SHARES PURCHASABLE UPON THEIR EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

               THE COMMON SHARES (THE "COMMON SHARES") FOR WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO WARRANT HOLDER SHALL BE ENTITLED TO EXERCISE SUCH HOLDER'S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF EXERCISE,
               (I) A REGISTRATION STATEMENT UNDER THE ACT COVERING THE OFFER AND SALE OF THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC OR (II) THE OFFER AND SALE OF THE WARRANT SHARES TO THE WARRANT HOLDERS ARE EXEMPT FROM REGISTRATION UNDER THE ACT AND THE WARRANT HOLDER, IF SO REQUESTED BY THE COMPANY, HAS DELIVERED TO THE COMPANY AN OPINION OF COUNSEL TO SUCH EFFECT.

               TRANSFERS OF THE WARRANTS REPRESENTED HEREBY SHALL BE MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT.

               By accepting a Warrant Certificate bearing the legend above, each holder shall be bound by all of the terms and provisions of the Warrant Agreement (a copy of which is available on request to the Company or the Warrant Agent) as fully and effectively as if such holder had signed the same.

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the Expiration Date, entitling the holder upon exercise to receive Common Shares of the Company (the "Common Shares"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of November 26, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company to The Bank of New York, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

               Warrants may be exercised at any time on or after 9:00 a.m., New York, New York time on November 26, 1997 and on or prior to the close of business on the Expiration Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereafter properly completed and executed, together with payment of the Exercise Price in the form of cash or certified or official bank check or official bank cashier's check payable to the order of the Company or as otherwise provided in the Warrant Agreement, at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or such holder's assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be reset or otherwise adjusted. If the Exercise Price is adjusted, the Warrant Agreement generally provides that the number of Common Shares issuable upon the exercise of each Warrant shall be adjusted. No fractions of a Common Share will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

               The Holder of this Warrant Certificate is entitled to the registration rights as provided in the Registration Rights Agreement, dated as of November 26, 1997, among the Company, certain institutional investors identified therein and the Warrant Agent, relating to registration of the Warrants evidenced hereby and the Common Shares issuable upon exercise of the Warrants.

               Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                          Form of Election to Purchase
                    (To Be Executed Upon Exercise Of Warrant)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ Common Shares and herewith tenders payment for such shares to the order of PLD Telekom Inc. in the amount of $____ in accordance with the terms hereof.

               The undersigned requests that a certificate for such shares be registered in the name of _____________________, whose address is ______________________ and that such shares be delivered to ________________
whose address is ___________.

               If said number of shares is less than all of the Common Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _________________, whose address is ______________, and that such Warrant
Certificate be delivered to _______________, whose address is
___________________.

Date: ____________

        Your Signature:___________________
        (Sign exactly as your name appears on the face of this Warrant):

                             FORM OF TRANSFER NOTICE

               FOR VALUE RECEIVED the undersigned registered holder hereby sells, assigns and transfers unto

        Name:__________________________________________________
        Taxpayer Identification No.:___________________________
        Address:_______________________________________________

the within Warrant Certificate and all rights thereunder, hereby irrevocably constituting and appointing _______________________________________ attorney to transfer the Warrants evidenced by said Warrant Certificate (the "Warrants") on the books of the Company with full power of substitution in the premises.

               In connection with any transfer of the Warrants occurring prior to the date which is the earlier of (i) the date of an effective Registration or
(ii) two years after the later of the original issuance of the Warrants or the last date on which the Warrants were held by an affiliate of the Company, the undersigned confirms, that without utilizing any general solicitation or general advertising:

                                    Check One

(a) [ ] the Warrants are being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

(b) [ ] the Warrants are being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 7(b) of the Warrant Agreement shall have been satisfied.

Date:____________________                 ______________________________________
                                          NOTICE: The signature to
                                          this assignment must correspond with
                                          the name as written upon the face of
                                          the within-mentioned instrument in
                                          every particular, without alteration
                                          or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

               The undersigned represents and warrants that it is purchasing this Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________               ________________________________________
                                        (To be executed by an executive officer)

                                                                     EXHIBIT A-3

                       FORM OF DEFAULT WARRANT CERTIFICATE

                    EXERCISABLE ON OR AFTER NOVEMBER 26, 1997
                       AND ON OR BEFORE [      *      ]

No. WD-[ ]
Private Placement Number 69340T 4* 8

                           Default Warrant Certificate
                                PLD TELEKOM INC.

               This Default Warrant Certificate ("this Warrant Certificate") certifies that _______________, or registered assigns, is the registered holder of _______ warrants expiring [ * ] (the "Warrants") to purchase Common Shares (the "Common Shares"), of PLD Telekom Inc., a Delaware corporation ("the Company"). Each Warrant entitles the holder upon exercise to receive from the Company, at any time on or after 9:00 a.m., New York, New York time on November 26, 1997 and on or prior to the close of business on [ * ] (the "Expiration Date"), one (1) fully paid and nonassessable Common Share (each a "Warrant Share") at the initial exercise price (the "Exercise Price") of $0.01 per share payable either in the form of cash or certified check, official bank check or bank cashier's check payable to the order of the Company or as otherwise provided in the Warrant Agreement referred to herein, upon surrender of this Warrant Certificate and payment of the aggregate Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement. The Exercise Price is subject to being reset, and the Exercise Price and, in some cases, the number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment, upon the occurrence of certain events set forth in the Warrant Agreement. All capitalized terms not defined herein shall have the meaning assigned to such terms in the Warrant Agreement.

               No Warrant may be exercised after 5:00 pm., New York, New York time on the Expiration Date and to the extent not exercised by such time such Warrants shall become void.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth after the signature page hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.



--------
*              Insert date which is tenth anniversary of date of issuance.

               This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

               This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

               IN WITNESS WHEREOF, PLD Telekom Inc. has caused this Warrant Certificate to be signed by its Chief Executive Officer and by its Secretary, each by a facsimile of his signature, and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:  November __, 1997
                                             PLD TELEKOM INC.



                                              By:_____________________________
                                                  Chief Executive Officer



                                              By:_____________________________
                                                  Secretary
                                                         (seal)


Countersigned:
The Bank of New York as Warrant Agent

By:___________________________________
    Authorized Signatory

               THE WARRANTS REPRESENTED HEREBY AND, AS OF THE DATE THIS WARRANT CERTIFICATE WAS ORIGINALLY ISSUED, THE COMMON SHARES PURCHASABLE UPON THEIR EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

               THE COMMON SHARES (THE "COMMON SHARES") FOR WHICH THIS WARRANT IS EXERCISABLE MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS. ACCORDINGLY, NO WARRANT HOLDER SHALL BE ENTITLED TO EXERCISE SUCH HOLDER'S WARRANTS AT ANY TIME UNLESS, AT THE TIME OF EXERCISE,
               (I) A REGISTRATION STATEMENT UNDER THE ACT COVERING THE OFFER AND SALE OF THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAS BEEN FILED WITH, AND DECLARED EFFECTIVE BY, THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND NO STOP ORDER SUSPENDING THE EFFECTIVENESS OF SUCH REGISTRATION STATEMENT HAS BEEN ISSUED BY THE SEC OR (II) THE OFFER AND SALE OF THE WARRANT SHARES TO THE WARRANT HOLDERS ARE EXEMPT FROM REGISTRATION UNDER THE ACT AND THE WARRANT HOLDER, IF SO REQUESTED BY THE COMPANY, HAS DELIVERED TO THE COMPANY AN OPINION OF COUNSEL TO SUCH EFFECT.

               TRANSFERS OF THE WARRANTS REPRESENTED HEREBY SHALL BE MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT.

               By accepting a Warrant Certificate bearing the legend above, each holder shall be bound by all of the terms and provisions of the Warrant Agreement (a copy of which is available on request to the Company or the Warrant Agent) as fully and effectively as if such holder had signed the same.

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring on the Expiration Date, entitling the holder upon exercise to receive Common Shares of the Company (the "Common Shares"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of November 26, 1997 (the "Warrant Agreement"), duly executed and delivered by the Company to The Bank of New York, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

               Warrants may be exercised at any time on or after 9:00 a.m., New York, New York time on November 26, 1997 and on or prior to the close of business on the Expiration Date. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereafter properly completed and executed, together with payment of the Exercise Price in the form of cash or certified or official bank check or official bank cashier's check payable to the order of the Company or as otherwise provided in the Warrant Agreement, at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or such holder's assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be reset or otherwise adjusted. If the Exercise Price is adjusted, the Warrant Agreement generally provides that the number of Common Shares issuable upon the exercise of each Warrant shall be adjusted. No fractions of a Common Share will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

               The Holder of this Warrant Certificate is entitled to the registration rights as provided in the Registration Rights Agreement, dated as of November 26, 1997, among the Company, certain institutional investors identified therein and the Warrant Agent, relating to registration of the Warrants evidenced hereby and the Common Shares issuable upon exercise of the Warrants.

               Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                          Form of Election to Purchase
                    (To Be Executed Upon Exercise Of Warrant)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ Common Shares and herewith tenders payment for such shares to the order of PLD Telekom Inc. in the amount of $____ in accordance with the terms hereof.

               The undersigned requests that a certificate for such shares be registered in the name of _____________________, whose address is ______________________ and that such shares be delivered to ________________
whose address is ___________.

               If said number of shares is less than all of the Common Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _________________, whose address is ______________, and that such Warrant
Certificate be delivered to _______________, whose address is
___________________.

Date: ____________

        Your Signature:___________________

        (Sign exactly as your name appears on the face of this Warrant):

                                    FORM OF TRANSFER NOTICE

               FOR VALUE RECEIVED the undersigned registered holder hereby sells, assigns and transfers unto

        Name:___________________________________________________
        Taxpayer Identification No.:____________________________
        Address:________________________________________________

the within Warrant Certificate and all rights thereunder, hereby irrevocably constituting and appointing _______________________________________ attorney to transfer the Warrants evidenced by said Warrant Certificate (the "Warrants") on the books of the Company with full power of substitution in the premises.

               In connection with any transfer of the Warrants occurring prior to the date which is the earlier of (i) the date of an effective Registration or
(ii) two years after the later of the original issuance of the Warrants or the last date on which the Warrants were held by an affiliate of the Company, the undersigned confirms, that without utilizing any general solicitation or general advertising:

                                    Check One

(a) [ ] the Warrants are being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

(b) [ ] the Warrants are being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 7(b) of the Warrant Agreement shall have been satisfied.

Date:_____________________                ______________________________________
                                          NOTICE: The signature to
                                          this assignment must correspond with
                                          the name as written upon the face of
                                          the within-mentioned instrument in
                                          every particular, without alteration
                                          or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

               The undersigned represents and warrants that it is purchasing this Warrant for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:____________________              ________________________________________
                                        (To be executed by an executive officer)

                                                                       EXHIBIT B

                          FORM OF WARRANT SHARES LEGEND

                                    "THE SHARES REPRESENTED HEREBY HAVE NOT
               BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR
               (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND THE PROVINCES OF CANADA".